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                                                                    Exhibit 99.1


               Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Form 10-Q of Harris Interactive Inc. (the "Company") for
the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon S. Black, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 Signature: /s/ GORDON S. BLACK
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                                            Gordon S. Black
                                            Chairman and Chief Executive Officer

                                 Dated:     November 14, 2002